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                                                                    Exhibit 10.6

                                                                  EXECUTION COPY



                              REPURCHASE AGREEMENT


          This Repurchase Agreement, dated as of January 13, 1998, is made by and between CMG Information Services, Inc., a Delaware corporation ("CMGI") and Long Lane Master Trust, a Delaware business trust (the "Trust").

          WHEREAS, CMGI has entered into an ISDA Swap Agreement, and schedule and confirmation thereto, each dated as of January 13, 1998, (collectively, the "Swap Agreement") with BankBoston, N.A. (the "Bank") whereby the Bank has agreed to provide funds to CMGI in accordance with the terms of the Swap Agreement;

          WHEREAS, in connection with such financing, the Bank will cause the Trust to issue securities (the "Securities"), the proceeds of which will be utilized to provide such funds to CMGI;

          WHEREAS, in conjunction with the issuance of such securities by the Trust, CMGI will transfer to the Trust its right, title and interest to shares of common stock of Lycos, Inc. with an aggregate market value of at least $20,000,000 (the "Shares") to secure the obligations of CMGI to the Bank;

          NOW, THEREFORE, BE IT RESOLVED, the parties hereto agree as follows:

          1.   Holding of Shares.  CMGI has transferred to the Trust and the
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Trust hereby accepts delivery of the Shares and shall pledge such Shares to
First Trust of New York, N.A., as indenture trustee for the Securities in accordance with the terms of the Amended and Restated Trust Agreement, dated as of January 14, 1997, as supplemented by a trust supplement dated as of January 13, 1998, each between the Bank, as grantor and the Trust. The Trust further agrees that it will not sell, pledge or hypothecate and/or otherwise transfer of the Shares except in accordance with this Agreement; provided, however, that the parties hereto acknowledge that the Trust will pledge the Shares to First Trust of New York, N.A., as indenture trustee for the Securities.

          2.   Repurchase of Shares.  The parties hereto agree that upon the
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earlier to occur of (i) the termination of the Swap Agreement in accordance with its terms; (ii) the liquidation of the Shares in accordance with the terms of
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the Trust Indenture, dated as of January 14, 1997, as supplemented by an indenture supplement, dated as of January 13, 1998, each between the Trust and First Trust of New York, as indenture trustee due to the occurrence of an event of default thereunder or (iii) January 20, 1999, CMGI shall repurchase the Shares from the Trust in the manner set forth herein. The Trust shall send immediate written notification to CMGI upon the occurrence of an event described in clauses (i) or (ii) above. No notification shall be required with respect to the repurchase of Shares on January 20, 1999. Within one business day of receipt of such notification, CMGI shall send written notification to the Trust of its intent to repurchase the Shares, together with a request for wiring instructions for the purchase price of the Shares.

          3.   Purchase Price.  The purchase price for the Shares shall be the
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fair market value of the Shares, as determined by the Bank, three business days prior to the date of delivery of such Shares to CMGI. CMGI shall deposit the purchase price, in immediately available funds, at the account designated by the Trust on or prior to the date of delivery of such Shares to CMGI.

          4.   Release of Lien.  Upon receipt of notification that the purchase
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price has been received from CMGI, the Trust will cause the lien created on the
Shares pursuant to the Trust Indenture to be released and shall cause the Shares to be delivered to CMGI or its designee.

          5.   Obligation Unconditional.  The obligation of CMGI to repurchase
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the Shares hereunder is absolute and unconditional without any right of offset or counterclaim.

          6.   Default by CMG.  CMGI hereby agrees that if CMGI fails to
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repurchase the Shares at the times and manner set forth herein, the Trust shall be free to sell the Shares without restriction to any other party without further notice to CMGI.

          7.   Voting of Shares.  The parties hereto agree that the Shares shall
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be voted in accordance with the Assignment of Voting Rights Agreement, dated as of January 13, 1998, between the Trust and CMGI.

          8.   Governing Law.  The Agreement shall be governed by and construed
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in accordance with the laws of the State of New York without regard to the conflict of law provisions thereof.

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          9.   Counterparts.  This Agreement may be executed in counterparts,
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each of which shall constitute an original, but all of which shall together constitute one Agreement.

          10.  Owner Trustee.  The Owner Trustee is executing this document
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solely in its capacity as trustee under the Trust Agreement and, as such, the
Owner Trustee shall incur no personal liability in connection therewith.

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          IN WITNESS WHEREOF, the parties hereto have caused to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                       LONG LANE MASTER TRUST

                                       By:  DELAWARE TRUST CAPITAL
                                            MANAGEMENT, INC.
                                            not in its individual
                                            capacity but solely as
                                            Owner Trustee

                                       By: /s/ Richard N. Smith
                                          ---------------------------
                                          Name:  RICHARD N. SMITH
                                          Title: VICE PRESIDENT



                                       CMG INFORMATION SERVICES, INC.



                                       By:
                                          ---------------------------
                                          Name:
                                          Title:
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          IN WITNESS WHEREOF, the parties hereto have caused to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                       LONG LANE MASTER TRUST

                                       By:  DELAWARE TRUST CAPITAL
                                            MANAGEMENT, INC.
                                            not in its individual
                                            capacity but solely as
                                            Owner Trustee

                                       By:
                                          ---------------------------
                                          Name:
                                          Title:



                                       CMG INFORMATION SERVICES, INC.



                                       By: /s/ Andrew J. Hajducky
                                          ---------------------------
                                          Name:  Andy Hajducky
                                          Title: Chief Financial Officer